                           AMENDMENT  No.  3,  CONSENT  AND  WAIVER  dated as of
                  February 26, 1999 (this "Amendment"), to the Credit Agreement dated as of March 6, 1998, as amended (the "Credit Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), TEREX EQUIPMENT LIMITED, a company organized under the laws of Scotland (the "Scottish Borrower"), P.P.M. S.A., a company organized under the laws of the Republic of France (the "French Borrower"), UNIT RIG (AUSTRALIA) PTY. LTD., a company organized under the laws of New South Wales, Australia (the "Australian Borrower"), and P.P.M. SP.A., a company organized under the laws of the Republic of Italy (the "Italian Borrower"), PICADILLY MASCHINENHANDEL GMBH & CO. KG, a partnership organized under the laws of the Federal Republic of Germany (the "German Borrower", and together with Terex, the Scottish Borrower, the French Borrower, the Australian Borrower and the Italian Borrower, the "Borrowers"), the Lenders (as defined in the Credit Agreement), the Issuing Banks (as defined in the Credit Agreement) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrowers have informed the Administrative Agent that they propose to issue on or prior to April 30, 1999, Additional Subordinated Notes (the "New Notes"), as permitted by Section 6.01(c) of the Credit Agreement.

                  C. The Borrowers propose to (i) use the proceeds of the New Notes to (a) prepay the scheduled amortization payments for the Term Loans through and including March 31, 2000, and (b) prepay not less than $15,000,000 of the outstanding Revolving Loans, without reducing the Revolving Credit
Commitments, and (ii) use the balance of such proceeds to finance Permitted Acquisitions and related fees and expenses.

                  D. The Borrowers have requested that the Required Lenders consent to the use of proceeds of the New Notes as described in the preceding paragraph and grant such waivers and agree to such modifications of the Credit Agreement as are necessary to effectuate the same.

                  E. The Borrowers have requested that certain provisions of the Credit Agreement be further amended as set forth herein.

                  F. The Required Lenders are willing to grant such amendments, consents and waivers pursuant to the terms and subject to the conditions set forth herein.

                  G. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Consent and Waiver. The German Borrower hereby consents to Amendment No. 2, dated as of October 20, 1998, to the Credit Agreement and agrees to be bound thereby.

                  SECTION 2. Amendment to Section 1.01 (Defined Terms) of the Credit Agreement. (a) The definition of "Additional Subordinated Notes" in
Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the words "in an aggregate principal amount at any time outstanding not to exceed $150,000,000 and" in the first two lines thereof, and (ii) deleting the word "Term" in the seventh line thereof.

                  (b) After the definition of "Alternative Currency Term Loan" in Section 1.01 of the Credit Agreement, the following definition is hereby inserted:

                  "'Amendment No. 3' shall mean Amendment No. 3, Consent and Waiver dated as of February 26,1999, to this Agreement, among the Borrowers, the Lenders and CSFB."

                  (c) The definition of "Asset Sale" in Section 1.01 of the Credit Agreement is hereby amended by deleting the words "and accounts receivable" and inserting the words ", accounts receivable and/or letters of credit supporting accounts receivable issued to Terex or any Subsidiary" in the sixth line of such definition.

                  (d) The definition of "Italian Facilities" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "'Italian Facilities' shall mean the credit facilities of the Italian Borrower or any other Subsidiary located in Italy."

                  SECTION 3. Amendment to Section 2.13 (Mandatory Prepayments) of the Credit Agreement. Section 2.13 of the Credit Agreement is hereby amended by (a) deleting the word "either" in the sixth line of paragraph (e), and (b) replacing the words "and/or (ii) to prepay outstanding Term Loans in accordance with Section 2.13(g)" in paragraph (e) with the following:

                  "(ii) to prepay  outstanding  Term  Loans in  accordance  with
                  Section 2.13(g), and/or (iii) to prepay outstanding Revolving Loans, without reducing the Revolving Credit Commitments thereby,"

Section 2.13 of the Credit Agreement is hereby further amended by adding to the end of paragraph (e) the following:

                  "Notwithstanding the foregoing, the Net Cash Proceeds from the issuance of the New Notes (as defined in Amendment No. 3) will be applied as set forth in Section 7 of Amendment No. 3."

                  SECTION 4. Amendment to Section 6.01 (Indebtedness) of the Credit Agreement. Section 6.01 of the Credit Agreement is hereby amended by (a) deleting the word "Term" in the second line of paragraph (c), (b) replacing the amount of "$30,000,000" in paragraph (j) with the amount of "$70,000,000", (c) deleting the words "existing on the date the Acquisition is consummated" in paragraph (k), and (d) replacing the amount of "$5,000,000" in paragraph (q) with the amount of "$10,000,000".

                  SECTION 5. Amendment to Section 6.04 (Investments, Loans and Advancements) of the Credit Agreement. Section 6.04 of the Credit Agreement is hereby amended by inserting the word "Consolidated" before the words "Capital Expenditures" in paragraph (f).

                  SECTION 6. Amendment to Section 6.10 (Capital Expenditures) of the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended by
(a) inserting, at the end of the first sentence thereof, the words "plus 75% of all Consolidated Capital Expenditures made by Subsidiaries within twelve months prior to such Subsidiaries being acquired as Permitted Acquisitions", and (b) inserting the word "Consolidated" before the words "Capital Expenditures" in each place such term appears in the second sentence.

                  SECTION 7. Agreements. The Borrowers agree that, substantially simultaneously with (and in any event not later than the Business Day next following) the receipt of the Net Cash Proceeds of the New Notes, they will use the proceeds thereof (a) to prepay the Term Loans scheduled to be paid through and including March 31, 2000, pursuant to Sections 2.11(a) and (b) of the Credit Agreement in the direct order of maturity, (b) thereafter, to prepay not less than $15,000,000 of the outstanding Revolving Loans and (c) thereafter, at the discretion of the Borrowers, to make Permitted Acquisitions pursuant to Section 6.04(d). To the extent the remaining Net Cash Proceeds are not used to finance such Permitted Acquisitions and related fees and expenses on or prior to April 30, 1999, then such proceeds (but not any investment earnings, if any, thereon, which shall be for the account of the Borrowers) shall be applied by the Administrative Agent to the prepayment of Loans in accordance with Section 2.13(e) of the Credit Agreement, as amended hereby. If the maturity of the Loans has been accelerated pursuant to Article VII of the Credit Agreement, then the Administrative Agent may, in its discretion, require the Borrowers to apply the remaining proceeds (and all investment earnings, if any, thereon) to any of the Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents.

                  SECTION 8. Representations and Warranties. Each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in
Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 9. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above on the date that the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders.

                  SECTION 10. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 12. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 13. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                             TEREX CORPORATION,

                                                 by
                                                   /s/ Eric I. Cohen
                                                 -------------------------------
                                                   Name:  Eric I. Cohen
                                                   Title:  Senior Vice President


                                             TEREX EQUIPMENT LIMITED,

                                                 by
                                                   /s/ Eric I. Cohen
                                                 -------------------------------
                                                   Name:     Eric I. Cohen
                                                   Title:    Director

                                             P.P.M. S.A.,

                                                 by
                                                   /s/ Fil Filipov
                                                 -------------------------------
                                                   Name:     Fil Filipov
                                                   Title:    CEO


                                             UNIT RIG (AUSTRALIA) PTY. LTD.,
                                        (now known as Terex Mining (Austrialia)
                                        Pty. Ltd.),

                                                 by
                                                   /s/ Eric I. Cohen
                                                 -------------------------------
                                                   Name:   Eric I. Cohen
                                                   Title:    Director


                                             P.P.M. SP.A,

                                                 by
                                                   /s/ Fil Filipov
                                                 -------------------------------
                                                   Name:     Fil Filipov
                                                   Title:    Chairman


                                             PICADILLY MASCHINENHANDEL
                                             GMBH & CO. KG,

                                                 by
                                                   /s/ Eric I. Cohen
                                                 -------------------------------
                                                   Name:     Eric I. Cohen
                                                   Title:    Director


                                       CREDIT SUISSE FIRST BOSTON,
                                       individually and as Administrative Agent,
                                       Collateral Agent and Swingline Lender,

                                                 by
                                                   /s/ Kristin Lepri
                                                 -------------------------------
                                                   Name:     Kristin Lepri
                                                   Title:    Associate

                                                 by
                                                   /s/ Bill O'Daly
                                                 -------------------------------
                                                   Name:     Bill O'Daly
                                                   Title:    Vice President

                                             ABN AMRO BANK N.V.,

                                                 by
                                                   /s/ Lisa Megeaski
                                                 -------------------------------
                                                   Name:  Lisa Megeaski
                                                   Title:   Vice President

                                                 by
                                                    /s/ Richard Schrage
                                                 -------------------------------
                                                 Name:  Richard Schrage
                                                 Title: Assistant Vice President


                                          ALLIANCE CAPITAL MANAGEMENT
                                          L.P., as Manager on behalf of ALLIANCE
                                          CAPITAL FUNDING, L.L.C. by:
                                          ALLIANCE CAPITAL MANAGEMENT
                                          CORPORATION, General Partner of
                                          Alliance Capital Management L.P.,

                                                 by
                                                 -------------------------------
                                                    Name:
                                                    Title:


                                             ARES LEVERAGED INVESTMENT
                                             FUND L.P.,

                                             by   ARES Management, L.P.

                                             by    ARES Operating Member, LLC
                                             Its   General Partner

                                                 by
                                                   /s/ David A. Sachs
                                                 -------------------------------
                                                   Name:   David A. Sachs
                                                   Title:    Vice President


                                             BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY,

                                                 by
                                                   /s/ Paul P. Malecki
                                                 -------------------------------
                                                   Name:   Paul P. Malecki
                                                   Title:    Vice President

                                             BANKBOSTON N.A., as Revolver and
                                             Term A Lender,

                                                 by
                                                   /s/ Garrett Quinn
                                                 -------------------------------
                                                   Name:  Garrett Quinn
                                                   Title:    Vice President


                                             BANKBOSTON, N.A.,

                                                 by
                                                   /s/ Garrett Quinn
                                                 -------------------------------
                                                   Name:   Garrett Quinn
                                                   Title:    Vice President


                                             BLACK DIAMOND CAPITAL
                                             MANAGEMENT,LLC,
                                             AS COLLATERAL MANAGER FOR:
                                             BLACK DIAMOND CLO 1998-1 LTD.,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             CIBC INC.,

                                                 by
                                                   /s/ Ihor Zaluckyj
                                                 -------------------------------
                                                   Name:   Ihor Zaluckyj
                                                   Title: Executive Director
                                                         CIBC Oppenheimer Corp.,
                                                         as Agent


                                             THE CIT GROUP/EQUIPMENT
                                             FINANCING, INC.,

                                                 by
                                                   /s/ Eric M. Moore
                                                 -------------------------------
                                                 Name:   Eric M. Moore
                                                 Title: Assistant Vice President

                                             CREDIT LYONNAIS, NEW YORK
                                             BRANCH,

                                                 by
                                                  /s/ Vladimir Labun
                                                 -------------------------------
                                             Name:   Vladimir Labun
                                             Title: First Vice President-Manager


                                             CYPRESSTREE INVESTMENT
                                             PARTNERS I, LTD., BY: CYPRESSTREE
                                             INVESTMENT MANAGEMENT
                                             COMPANY INC., as portfolio manager,

                                                 by
                                                   /s/ Philip C. Robbins
                                                 -------------------------------
                                                   Name:   Philip C. Robbins
                                                   Title:     Principal


                                             DEBT STRATEGIES FUND II, INC.,

                                                 by
                                                   /s/ George D. Pelrose
                                                 -------------------------------
                                                   Name:   George D. Pelrose
                                                   Title: Authorized Signatory


                                             DRESDNER BANK AG, NEW YORK
                                             AND GRAND CAYMAN BRANCHES,

                                                 by
                                                  /s/ Beverly G. Cason
                                                 -------------------------------
                                                  Name:   Beverly G. Cason
                                                  Title:     Vice President

                                                 by
                                                  /s/ John Sweeney
                                                 -------------------------------
                                                  Name:   John Sweeney
                                                 Title: Assistant Vice President


                                             DEUTSCHE FINANCIAL SERVICES
                                             CORPORATION

                                                 by
                                                   /s/ Pamela D. Petrick
                                                 -------------------------------
                                                   Name:   Pamela D. Petrick
                                                   Title:     Vice President

                                             ELC (CAYMAN) LTD.,

                                                 by
                                                   /s/ Thomas M. Finke
                                                 -------------------------------
                                                   Name:   Thomas M. Finke
                                                   Title:    Managing Director


                                             FIRST DOMINION FUNDING I,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             FIRST UNION NATIONAL BANK,

                                                 by
                                                   /s/ Henry R. Biedrzycki
                                                 -------------------------------
                                                   Name:   Henry R. Biedrzycki
                                                   Title:    Vice President


                                             GENERAL ELECTRIC CAPITAL
                                             CORPORATION,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             KZH III LLC,

                                                 by
                                                   /s/ Virginia Conway
                                                 -------------------------------
                                                   Name:   Virginia Conway
                                                   Title:  Authorized Agent


                                             KZH PAMCO LLC,

                                                 by
                                                   /s/ Virginia Conway
                                                 -------------------------------
                                                   Name:   Virginia Conway
                                                   Title:     Authorized Agent

                                             MARINE MIDLAND BANK,

                                                 by
                                                  /s/ Susan L. LeFevre
                                                 -------------------------------
                                                  Name:   Susan L. LeFevre
                                                  Title:    Authorized Signatory


                                             MERRILL LYNCH GLOBAL
                                             INVESTMENT SERIES:  INCOME
                                             STRATEGIES PORTFOLIO, by MERRILL
                                             LYNCH ASSET MANAGEMENT, L.P., as
                                             investment advisor,

                                                 by
                                                   /s/ George D. Pelose
                                                 -------------------------------
                                                   Name:   George D. Pelose
                                                   Title:   Authorized Signatory


                                             MERRILL LYNCH SENIOR FLOATING
                                             RATE FUND, INC.,

                                                 by
                                                   /s/ George D. Pelose
                                                 -------------------------------
                                                   Name:   George D. Pelose
                                                   Title:   Authorized Signatory


                                             MERRILL LYNCH PRIME RATE
                                             PORTFOLIO, by MERRILL LYNCH
                                             ASSET MANAGEMENT, L.P., as
                                             investment advisor,

                                                 by
                                                   /s/ George D. Pelose
                                                 -------------------------------
                                                   Name:   George D. Pelose
                                                   Title:   Authorized Signatory


                                             MOUNTAIN CLO TRUST,

                                                 by
                                                   /s/ Kazuyuki Nishimura
                                                 -------------------------------
                                                   Name:   Kazuyuki Nishimura
                                                   Title:  Authorized Signatory

                                             NATIONAL CITY BANK,

                                                 by
                                                   /s/ Andrew J. Walshaw
                                                 -------------------------------
                                                   Name:   Andrew J. Walshaw
                                                   Title:    Vice President


                                             PAM CAPITAL FUNDING LP

                                             by   HIGHLAND CAPITAL
                                             MANAGEMENT, L.P., as Collateral
                                             Manager

                                                 by
                                                  /s/ Mark K. Okada CFA
                                                 -------------------------------
                                                  Name:   Mark K. Okada CFA
                                                 Title: Executive Vice President
                                                     Highland Capital Management
                                                     L.P.


                                             PAMCO CAYMAN, LTD.

                                             by  HIGHLAND CAPITAL
                                             MANAGEMENT, L.P., as Collateral
                                             Manager

                                                 by
                                                  /s/ Mark K. Okada CFA
                                                 -------------------------------
                                                  Name: Mark K. Okada CFA
                                                 Title: Executive Vice President
                                                     Highland Capital Management
                                                     L.P.


                                             PUTNAM DIVERSIFIED INCOME
                                             TRUST,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:

                                             PUTNAM FIDUCIARY TRUST
                                             COMPANY, on behalf of PUTNAM HIGH
                                             YIELD MANAGED TRUST,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             PUTNAM HIGH YIELD TRUST,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             PUTNAM VARIABLE TRUST, on behalf
                                             of PUTNAM VT DIVERSIFIED INCOME
                                             FUND,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             PUTNAM VT HIGH YIELD FUND,

                                                 by
                                                 -------------------------------
                                                   Name:
                                                   Title:


                                             SENIOR HIGH INCOME PORTFOLIO,
                                             INC.

                                                 by
                                                   /s/ George D. Pelose
                                                 -------------------------------
                                                   Name:   George D. Pelose
                                                   Title:   Authorized Signatory

                                             SKANDINAVISKA ENSKILDA
                                             BANKEN AB (publ), NEW YORK
                                             BRANCH,

                                                 by
                                                   /s/ Sverker Johansson
                                                 -------------------------------
                                                   Name:   Sverker Johansson
                                                   Title:    Vice President

                                                 by
                                                   /s/ Phillip Montemurro
                                                 -------------------------------
                                                   Name:   Phillip Montemurro
                                                   Title:     Vice President


                                             TORONTO DOMINION (TEXAS), INC.,

                                                 by
                                                   /s/ Sonja R. Jordan
                                                 -------------------------------
                                                   Name:   Sonja R. Jordan
                                                   Title:     Vice President


                                             KZH SHOSHONE LLC,

                                                 by
                                                   /s/ Virginia Conway
                                                 -------------------------------
                                                   Name:   Virginia Conway
                                                   Title:     Authorized Agent


                                             CANADIAN IMPERIAL BANK OF
                                             COMMERCE,

                                                 by
                                                   /s/ Koren Volk
                                                 -------------------------------
                                                   Name:   Koren Volk
                                                   Title:   Authorized Signatory